UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2021

KNOW LABS, INC.
(Exact name of registrant as specified in its charter)

NV	000-30262	90-0273142
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 Union Street, Suite 810

Seattle, WA 98101

(Address of principal executive office)

(206) 903-1351

(Registrant’s telephone number, including area code)

____________________________________________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Know Labs, Inc. (the “Company”), an emerging leader in non-invasive medical diagnostics, held its 2021 Annual Meeting of Stockholders on October 15, 2021. The results of the Annual Meeting are set forth below. Each of the matters considered at the meeting was described in detail in the definitive proxy statement on Schedule 14A that the Company filed with the Securities and Exchange Commission on September 1, 2021.

Proposal No. 1 - Elected five nominees to serve on the Board until the 2022 Annual Meeting of Stockholders as follows:

			Revised 10/18/21
Motion	Description	Vote	Shares
1	Election of Directors	For	24,436,841
		Against	-
		Withheld	147,275
		Non Vote	7,074,774

Proposal No. 2 - Approved an amendment to the Company’s Articles of Incorporation to increase the authorized shares of common stock from 100,000,000 to 200,000,000 shares as follows:

Motion	Description	Vote	Shares
2	Approval to Increase Authorized Common Stock to 200,000,000 shares	For	30,853,443
		Against	690,760
		Abstain	114,687
		Non Vote	-

Proposal No. 3 - Approved and authorized that the Company’s current Bylaws, as amended to date, be amended, restated, and replaced in its entirety by the Second Amended and Restated Bylaws as follows:

Motion	Description	Vote	Shares
3	Approval of Second Amended and Restated Bylaws	For	24,072,248
		Against	262,852
		Abstain	138,858
		Non Vote	7,074,774

Proposal No. 4 - Approved and adopted the 2021 Equity Incentive Plan, as described in the proxy statement that was sent out as follows:

Motion	Description	Vote	Shares
4	Approval of the 2021 Equity Incentive Plan	For	24,001,687
		Against	411,399
		Abstain	171,030
		Non Vote	7,074,774

Proposal No. 5 - Approved and ratified the appointment of BPM, LLP of Walnut Creek, CA as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2020 and 2021. as follows:

Motion	Description	Vote	Shares
5	Ratify Independent Registered Public Accountant	For	31,567,924
		Against	5,342
		Abstain	85,624
		Non Vote	-

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant: KNOW LABS, INC.

	By:	/s/ Ronald P. Erickson
Ronald P. Erickson
Chairman of the Board

October 19, 2021

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